Other Accounts Payables (Details) - Schedule of Other Accounts Payables - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Schedule of Other Accounts Payables [Abstract]
Employees and liabilities in respect thereof		$ 342	$ 434
Accrued expenses		532	337
Loan from former shareholder	[1]	263	263
Advance payments from customers		274	479
Institutions		342	336
Warranty provision		35	35
Other		3	1
Total other accounts payables		$ 1,791	$ 1,885

[1]	A loan received from former Company interested parties; the loan is unlinked, bears no interest, and will be repaid immediately after the repayment of a loan taken by the company from banking corporations; if the loan is not paid on the said date, the loan balance will bear an annual interest rate of 10% as from that date. In March 2024, the company discharged the obligation in full.